[LOGO OF USAA]
   USAA(R)

                USAA S&P 500
                       INDEX Fund

                         [GRAPHIC OF USAA S&P 500 INDEX FUND]

   A n n u a l  R e p o r t

--------------------------------------------------------------------------------
   DECEMBER 31, 2002

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                  "
                                             IN MY OPINION,
[PHOTO OF CHRISTOPHER W. CLAUS]          FOUR CONSECUTIVE YEARS
                                 OF NEGATIVE TOTAL EQUITY RETURNS, WHILE
                                          POSSIBLE, IS UNLIKELY.
                                                  "
--------------------------------------------------------------------------------

                 The U.S. economy may be poised for a rebound, albeit at an uneven pace. In my opinion, four consecutive years of negative total equity returns, while possible, is unlikely.

                 I have several reasons for these views. First, the Federal Reserve Board (the Fed) continues to support the economy by keeping interest rates low. Until there is clear evidence that the economy is recovering, I expect the Fed to maintain a very accommodative monetary policy. In fact, I believe it will be late to raise rates, rather than early, to avoid slamming the brakes on a recovery.

                 Second, I am encouraged that some kind of fiscal stimulus, including tax reform, is likely in 2003. The Bush administration has proposed a $674 billion tax plan, although it remains to be seen what Congress will actually pass. Third, inflation is expected to remain low and not deteriorate into deflation. And finally, American workers are supporting the recovery by keeping productivity extremely high.

                 We believe these are persuasive reasons to be optimistic about the long-term prospects of the U.S. economy. Yet, in the short term, we at USAA counsel caution. Geopolitical tensions are running high as a war with Iraq looms and the United States and North Korea engage in "saber-rattling." If these situations are quickly resolved or minimized, we would expect to see opportunities unfold. Should they linger, the market and the

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 economy will find themselves constrained. It is still too early to predict what will happen.

                 In this time of uncertainty, we remain committed to your best interests. We will continue to provide you with no-load mutual funds WITHOUT excessive fees, sales loads, or contractual plans. Our investment representatives stand ready - at no charge - to help you identify the USAA mutual funds that may be right for you. And should you need help creating a financial plan, our Certified Financial Planner(R) practitioners at USAA Financial Planning Services will be happy to assist you.

                 Last year, we put together what we believe to be one of the finest teams of portfolio managers and analysts in the country to manage USAA's mutual funds. In the coming years, we will continue to work hard to deliver the world-class service, guidance, and products that you have come to know and expect from us.

                 Thank you for your continuing faith and trust in us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHANGES AND EXPENSES, CALL FOR A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

                 PAST PERFORMANCE IS NO GURANTEE OF FUTURE RESULTS.

                 FINANCIAL PLANNING AND RETIREMENT SERVICES PROVIDED BY USAA FINANCIAL PLANNING SERVICES, A REGISTERED INVESTMENT ADVISER.

Table of CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                 1

FINANCIAL INFORMATION

   Distributions to Shareholders                          10

   Independent Auditors' Report                           11

   Portfolio of Investments                               12

   Notes to Portfolio of Investments                      26

   Financial Statements                                   27

   Notes to Financial Statements                          30

DIRECTORS' INFORMATION                                    42

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE
ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2003, USAA. All rights reserved.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA S&P 500 INDEX FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Seeks to match, before fees and expenses, the performance of the S&P 500 Index.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Normally, at least 80% of the Fund's assets will be invested in stocks of companies composing the S&P 500 Index.

MEMBER SHARES
--------------------------------------------------------------------------------
                                   12/31/02             12/31/01
--------------------------------------------------------------------------------
Net Assets                     $1,419.5 Million     $2,902.2 Million
Net Asset Value Per Share           $13.22               $17.26

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
--------------------------------------------------------------------------------
1 YEAR                       5 YEARS               SINCE INCEPTION ON 5/1/96
-22.19%                       -0.75%                         6.25%*


REWARD SHARES
--------------------------------------------------------------------------------
                                                                    12/31/02
--------------------------------------------------------------------------------
Net Assets                                                       $245.7 Million
Net Asset Value Per Share                                            $13.22

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
--------------------------------------------------------------------------------
                           SINCE INCEPTION ON 5/1/02**
                                     -18.00%

 * INCLUDES THE $10 ANNUAL MAINTENANCE FEE THROUGH DECEMBER 31, 1996.

** TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS
   RETURN IS CUMULATIVE.

                 TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF MEMBER SHARES WILL VARY FROM REWARD SHARES DUE TO DIFFERENCES IN FEES.

2

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

            CUMULATIVE PERFORMANCE COMPARISON

         [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              USAA S&P 500
              INDEX FUND -        S&P 500
              MEMBER SHARES        INDEX
              -------------      ---------
5/2/1996        $10000.00        $10000.00
  May-96         10420.00         10427.00
  Jun-96         10441.89         10466.62
  Jul-96          9981.80         10004.00
  Aug-96         10191.84         10215.08
  Sep-96         10761.88         10789.17
  Oct-96         11053.02         11086.95
  Nov-96         11896.30         11924.02
  Dec-96         11669.21         11687.92
  Jan-97         12385.29         12417.25
  Feb-97         12486.15         12515.34
  Mar-97         11960.56         12002.21
  Apr-97         12679.62         12717.55
  May-97         13459.43         13494.59
  Jun-97         14057.07         14095.10
  Jul-97         15175.13         15215.66
  Aug-97         14321.33         14363.58
  Sep-97         15104.11         15149.27
  Oct-97         14594.18         14643.28
  Nov-97         15267.29         15321.27
  Dec-97         15523.31         15584.79
  Jan-98         15707.62         15756.22
  Feb-98         16823.75         16892.25
  Mar-98         17684.18         17757.13
  Apr-98         17848.49         17938.25
  May-98         17540.40         17629.72
  Jun-98         18249.03         18345.48
  Jul-98         18063.66         18151.02
  Aug-98         15458.12         15528.20
  Sep-98         16455.55         16523.56
  Oct-98         17798.43         17865.27
  Nov-98         18872.74         18947.90
  Dec-98         19966.12         20039.30
  Jan-99         20763.93         20876.95
  Feb-99         20121.54         20227.67
  Mar-99         20933.40         21036.78
  Apr-99         21744.53         21850.90
  May-99         21214.18         21335.22
  Jun-99         22401.70         22515.06
  Jul-99         21702.62         21814.84
  Aug-99         21587.85         21705.77
  Sep-99         21014.09         21111.03
  Oct-99         22312.42         22447.36
  Nov-99         22762.65         22903.04
  Dec-99         24093.91         24249.74
  Jan-00         22885.01         23032.40
  Feb-00         22454.01         22597.09
  Mar-00         24630.68         24807.08
  Apr-00         23892.61         24060.39
  May-00         23386.50         23567.15
  Jun-00         23955.85         24146.90
  Jul-00         23585.99         23770.21
  Aug-00         25044.27         25246.34
  Sep-00         23723.80         23913.34
  Oct-00         23617.84         23812.90
  Nov-00         21752.99         21936.44
  Dec-00         21860.53         22043.93
  Jan-01         22629.11         22826.49
  Feb-01         20564.93         20747.00
  Mar-01         19257.59         19433.71
  Apr-01         20744.02         20941.77
  May-01         20876.15         21082.08
  Jun-01         20359.25         20569.78
  Jul-01         20160.52         20368.20
  Aug-01         18901.87         19095.19
  Sep-01         17374.76         17554.21
  Oct-01         17707.18         17889.49
  Nov-01         19059.04         19261.62
  Dec-01         19217.55         19431.12
  Jan-02         18939.20         19147.42
  Feb-02         18571.77         18777.88
  Mar-02         19262.51         19483.93
  Apr-02         18090.01         18303.20
  May-02         17956.01         18169.59
  Jun-02         16670.49         16875.91
  Jul-02         15382.11         15561.28
  Aug-02         15471.74         15662.43
  Sep-02         13788.10         13961.49
  Oct-02         15003.71         15188.70
  Nov-02         15881.64         16081.80
  Dec-02         14953.39         15137.80

                        [END CHART]

                 DATA FROM 5/2/96* THROUGH 12/31/02.

                 The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund's Member Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                 S&P 500(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. THE USAA S&P 500 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. O INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

                 * DATE THE FUND INITIALLY INVESTED IN SECURITIES REPRESENTED BY
                   THE INDEX.

 . . . C O N T I N U E D
========================--------------------------------------------------------

            CUMULATIVE PERFORMANCE COMPARISON

         [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                USAA S&P 500
                INDEX FUND -      S&P 500
                REWARD SHARES      INDEX
                -------------    ---------
 5/01/2002        $10000.00      $10000.00
 5/31/2002          9834.86        9926.59
 6/30/2002          9132.62        9219.76
 7/31/2002          8426.81        8501.25
 8/31/2002          8482.04        8556.91
 9/30/2002          7559.41        7627.87
10/31/2002          8225.87        8298.51
11/30/2002          8707.21        8786.48
12/31/2002          8200.15        8270.55

                        [END CHART]

                 DATA FROM 5/1/02* THROUGH 12/31/02.

                 The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund's Reward Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                 S&P 500(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. THE USAA S&P 500 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. O INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

                 * DATE REWARD SHARES WERE INTRODUCED.

4

 M A N A G E R ' S
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

                 The USAA S&P 500 Index Fund tracked its benchmark, the Standard & Poor's 500 Index, for the 12 months ended December 31, 2002. The Fund's Member Shares produced a return of -22.19% for the fiscal year, as compared to -22.09% for the benchmark.

                 U.S. equities declined for the third consecutive year, something that has not occurred for the broad market in more than 60 years. However, the S&P 500 Index saw divergent performance last year.

FIRST-QUARTER REVIEW
--------------------------------------------------------------------------------

                 During the first quarter, the S&P 500 Index rose 0.28% as equities struggled to maintain the momentum of the fourth quarter of 2001. Equities declined soon after the beginning of the first quarter and continued downward through mid-February. A rally then started as the prospects for renewed economic growth rose. Equities responded favorably to statistics that showed the U.S. economy growing at a 1.7% rate during the fourth quarter of 2001 fueled by consumer and government spending. The equity rally lasted into March before faltering during the last two weeks of the first quarter. In the aftermath of the Enron collapse, a credit crunch affected many companies associated with aggressive accounting practices, including some of the information technology and telecommunications leaders of the late 1990s.

SECOND-QUARTER REVIEW
--------------------------------------------------------------------------------

                 During the second quarter, the S&P 500 Index was down 13.39% as equities generally declined to levels not seen since September 11, 2001, after the terrorist attacks on the United States. The second-quarter decline continued almost unabated, with only a slight

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 2 FOR THE S&P 500 INDEX DEFINITION.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 bounce in early May. The growing scandal over corporate accounting practices and continuing credit concerns severely affected equity markets. Ongoing threats of terrorism, geopolitical instability, and questions about the reliability of corporate earnings reports also hung over the markets. With first quarter U.S. gross domestic product (GDP) growth revised up to 6.1%, expectations for a "double-dip" recession abated, yet investors shrugged off the improving economic climate and concentrated on the almost-daily doses of negative headlines.

THIRD-QUARTER REVIEW
--------------------------------------------------------------------------------

                 The S&P 500 Index was down 17.27% for the third quarter as equities continued their broad-based decline. Equity markets had to endure the one-year anniversary of the September 11 attacks, the threat of war with Iraq, and lowered earnings forecasts from high-profile companies in multiple industries.

FOURTH-QUARTER REVIEW
--------------------------------------------------------------------------------

                 After bottoming in early October, U.S. equities rebounded sharply in the fourth quarter, with the S&P 500 Index up 8.43%. Even with the powerful rally, the debate continued about whether a true bottom had been reached. Uncertainty about the strength of the economic recovery acted as an overhang, along with growing expectations of hostilities with Iraq. After three years of declines, general expectations at the end of the year were that most of the excesses of the 1990s had been erased, but that any sustained rally would require evidence of sustained economic recovery and a dramatic absence of additional corporate scandals.

ANNUAL SUMMARY
--------------------------------------------------------------------------------

                 For the annual period overall, large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap and small-cap

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 stocks, as measured by the S&P MidCap 400 Index and the Russell 2000 Index, respectively. Within the large-cap sector, value-oriented stocks outperformed growth-oriented stocks by approximately 2.73%, as measured by the S&P 500/Barra Value Index versus the S&P 500/Barra Growth Index.

                 For the 12 months ended December 31, 2002, all sectors of the S&P 500 Index produced negative returns. Information technology and telecommunications services led the decline. Consumer staples, materials, energy, financials, and health care each declined, but outperformed the S&P 500 Index as a whole. The financials sector grew in weight within the S&P 500 Index through the annual period, accounting at December 31, 2002, for 20.5% of the index's market capitalization. Interestingly, during the fourth quarter, sector performance was positive across the board; telecommunications services and information technology provided the best performance.

                 THE S&P MIDCAP 400 INDEX CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION.

                 THE S&P 500/BARRA VALUE INDICES ARE DESIGNED TO DIFFERENTIATE BETWEEN FAST GROWING COMPANIES AND SLOWER GROWING OR UNDERVALUED COMPANIES. STANDARD & POOR'S AND BARRA COOPERATE TO EMPLOY A PRICE-TO-BOOK-VALUE CALCULATION, WHEREBY THE MARKET CAPITALIZATION OF AN INDEX (S&P 500, S&P MIDCAP 400, S&P SMALLCAP 600) IS DIVIDED EQUALLY BETWEEN GROWTH AND VALUE.

                 THE S&P 500/BARRA GROWTH INDICES ARE DESIGNED TO DIFFERENTIATE BETWEEN FAST GROWING COMPANIES AND SLOWER GROWING OR UNDERVALUED COMPANIES. STANDARD & POOR'S AND BARRA COOPERATE TO EMPLOY A PRICE-TO-BOOK-VALUE CALCULATION, WHEREBY THE MARKET CAPITALIZATION OF AN INDEX (S&P 500, S&P MIDCAP 400, S&P SMALLCAP 600) IS DIVIDED EQUALLY BETWEEN GROWTH AND VALUE.

                 THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET
                 CAPITALIZATION OF THE RUSSELL 3000 INDEX.

                                                                               7
 . . . C O N T I N U E D
========================--------------------------------------------------------

                 The best annual returns among the S&P 500 Index stocks came from Providian Financial Corp., Boston Scientific Corp., and Newmont Mining Corp. The worst-performing individual stocks based on total return were Dynegy Inc., Williams Companies, Inc., and Mirant Corp.

                 In all, there were just 25 additions and deletions to the S&P 500 Index for the year, the fewest number of changes since 1996. To name just a few, WorldCom was deleted from the S&P 500 Index on May 14, 2002, after having its stock price drop more than 91% from December 31, 2001, through its deletion date. Apollo Group Inc., a firm providing higher education programs for working adults, replaced WorldCom in the index. The third quarter saw a major change to the S&P 500 Index as non-domiciled companies were finally removed from the benchmark, effective the close of business July 19, 2002. The changes resulted in almost a 2% turnover concentrated in seven stocks. The deleted stocks included European- and Canadian-domiciled companies, such as Nortel, Unilever, and Royal Dutch Petroleum, that had been "grandfathered" into this domestic index. This generated some controversy, because there are other companies headquartered in Bermuda, such as Tyco, that stayed in the index.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 12-25.

8

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

           TOP 10 EQUITY HOLDINGS
             (% OF NET ASSETS)

Microsoft Corp.                             3.4%

General Electric Co.                        2.9%

Exxon Mobil Corp.                           2.9%

Wal-Mart Stores, Inc.                       2.7%

Pfizer, Inc.                                2.3%

Citigroup, Inc.                             2.2%

Johnson & Johnson, Inc.                     1.9%

American International Group, Inc.          1.8%

International Business Machines Corp.       1.6%

Merck & Co., Inc.                           1.5%

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 12-25.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         HIGHLIGHTS

                              SECTOR ALLOCATION*
                                   12/31/02

[PIE CHART]

Materials                           2.8%

Utilities                           2.8%

Financials                         20.2%

Health Care                        14.7%

Information Technology             14.1%

Consumer Discretionary             12.9%

Industrials                        11.5%

Consumer Staples                    9.7%

Energy                              5.9%

Telecommunication Services          4.1%

[END CHART]
                       * EXCLUDES MONEY MARKET INSTRUMENTS.

       PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

  YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 12-25.

10

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA S&P 500 INDEX FUND

                 The following per share information describes the federal tax treatment of distributions made during the fiscal year and calendar year ended December 31, 2002.

                                            MEMBER SHARES        REWARD SHARES

                      Ordinary income*         $.21300              $.17900


                 100% of ordinary income distributions qualifies for deduction by corporations.

                 * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY,
                   WHICH ARE TAXABLE AS ORDINARY INCOME.

 I N D E P E N D E N T
======================----------------------------------------------------------
                       AUDITORS' Report

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

                 USAA MUTUAL FUND, Inc.:

                 We have audited the accompanying statement of assets and liabilities of USAA S&P 500 Index Fund (a portfolio of USAA Mutual Fund, Inc.), including the portfolio of investments, as of December 31, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001, and the financial highlights for each of the periods presented through December 31, 2001, were audited by other auditors whose report dated February 8, 2002, expressed an unqualified opinion on the statements and financial highlights.

                 We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                 In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USAA S&P 500 Index Fund at December 31, 2002, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

                 San Antonio, TX
                 February 24, 2003

12

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
             COMMON STOCK (98.7%)

   78,100    3M Co.                                           $     9,630
  314,400    Abbott Laboratories                                   12,576
   53,000    ACE Ltd.                                               1,555
  164,800    ADC Telecommunications, Inc. *                           345
   50,300    Adobe Systems, Inc.                                    1,253
    8,700    Adolph Coors Co. "B"                                     533
   64,700    Advanced Micro Devices, Inc. *                           418
  108,800    AES Corp. *                                              329
   31,400    Aetna, Inc.                                            1,291
  102,600    AFLAC, Inc.                                            3,090
   92,300    Agilent Technologies, Inc. *                           1,658
   45,600    Air Products & Chemicals, Inc.                         1,949
   10,200    Alberto-Culver Co. "B"                                   514
   81,600    Albertson's, Inc.                                      1,816
  172,600    Alcoa, Inc.                                            3,932
   27,900    Allegheny Energy, Inc.                                   211
   15,500    Allegheny Technologies, Inc.                              97
   25,200    Allergan, Inc.                                         1,452
   36,400    Allied Waste Industries, Inc. *                          364
  145,400    Allstate Corp.                                         5,378
   65,000    ALLTEL Corp.                                           3,315
   78,900    Altera Corp. *                                           974
   21,300    AMBAC Financial Group, Inc.                            1,198
   18,400    Amerada Hess Corp.                                     1,013
   31,700    Ameren Corp.                                           1,318
   71,100    American Electric Power Co.                            1,943
  272,200    American Express Co.                                   9,622
   11,700    American Greeting Corp. "A" *                            185
  527,749    American International Group, Inc.                    30,530
   41,300    American Power Conversion Corp. *                        626
   15,800    American Standard Companies, Inc. *                    1,124
   21,359    AmerisourceBergen Corp.                                1,160
  260,648    Amgen, Inc. *                                         12,600
   29,500    AMR Corp. *                                              195
   68,400    AmSouth Bancorp                                        1,313
   48,200    Anadarko Petroleum Corp.                               2,309
   71,800    Analog Devices, Inc. *                                 1,714
   23,700    Andrew Corp. *                                           244
  175,800    Anheuser-Busch Companies, Inc.                         8,509

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   27,982    Anthem, Inc. *                                   $     1,760
  900,800    AOL Time Warner, Inc.                                 11,800
   64,600    Aon Corp.                                              1,220
   28,000    Apache Corp.                                           1,596
   34,300    Apollo Group, Inc. "A" *                               1,509
   71,300    Apple Computer, Inc. *                                 1,022
   45,300    Applera Corp. - Applied Biosystems Group                 795
  336,100    Applied Materials, Inc. *                              4,379
   56,400    Applied Micro Circuits Corp. *                           208
  128,480    Archer-Daniels-Midland Co.                             1,593
   13,100    Ashland, Inc.                                            374
  158,080    AT&T Corp.                                             4,127
  546,000    AT&T Wireless Services, Inc. *                         3,085
   21,000    Autodesk, Inc.                                           300
  121,300    Automatic Data Processing, Inc.                        4,761
   20,900    AutoZone, Inc. *                                       1,477
   67,972    Avaya, Inc. *                                            167
   20,900    Avery Dennison Corp.                                   1,277
   49,100    Avon Products, Inc.                                    2,645
   62,700    Baker Hughes, Inc.                                     2,018
   12,800    Ball Corp.                                               655
  303,300    Bank of America Corp.                                 21,101
  148,700    Bank of New York Co., Inc.                             3,563
  238,000    Bank One Corp.                                         8,699
   11,800    Bausch & Lomb, Inc.                                      425
  122,400    Baxter International, Inc.                             3,427
   97,000    BB&T Corp.                                             3,588
   21,200    Bear Stearns Companies, Inc.                           1,259
   47,800    Becton, Dickinson & Co.                                1,467
   58,600    Bed Bath & Beyond, Inc. *                              2,023
  378,600    BellSouth Corp.                                        9,794
   10,200    Bemis Co., Inc.                                          506
   66,700    Best Buy Co., Inc. *                                   1,611
   21,200    Big Lots, Inc. *                                         280
   30,100    Biogen, Inc. *                                         1,206
   56,200    Biomet, Inc.                                           1,611
   34,000    BJ Services Co. *                                      1,099
   17,500    Black & Decker Corp.                                     751
   51,300    BMC Software, Inc. *                                     878
  169,900    Boeing Co.                                             5,605
   10,900    Boise Cascade Corp.                                      275

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
                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   83,600    Boston Scientific Corp. *                        $     3,555
  396,300    Bristol-Myers Squibb Co.                               9,174
   53,000    Broadcom Corp. "A" *                                     798
   11,900    Brown-Forman Corp. "B"                                   778
   15,800    Brunswick Corp.                                          314
   75,200    Burlington Northern Santa Fe Corp.                     1,956
   43,100    Burlington Resources, Inc.                             1,838
   10,900    C.R. Bard, Inc.                                          632
   78,400    Calpine Corp. *                                          256
   84,300    Campbell Soup Co.                                      1,979
   43,400    Capital One Finance Corp.                              1,290
   91,700    Cardinal Health, Inc.                                  5,428
  121,000    Carnival Corp. "A"                                     3,019
   67,900    Caterpillar, Inc.                                      3,104
  216,410    Cendant Corp. *                                        2,268
   63,200    CenterPoint Energy, Inc.                                 537
   13,200    Centex Corp.                                             663
   29,100    CenturyTel, Inc.                                         855
  282,900    Charles Schwab Corp.                                   3,069
   44,184    Charter One Financial, Inc.                            1,269
  214,865    ChevronTexaco Corp.                                   14,284
   38,500    Chiron Corp. *                                         1,448
   36,400    Chubb Corp.                                            1,900
   94,600    CIENA Corp. *                                            486
   28,000    CIGNA Corp.                                            1,151
   29,700    Cincinnati Financial Corp.                             1,115
   29,100    CINergy Corp.                                            981
   34,400    Cintas Corp.                                           1,574
   39,300    Circuit City Group                                       292
1,463,200    Cisco Systems, Inc. *                                 19,168
1,040,200    Citigroup, Inc.                                       36,605
   61,600    Citizens Communications Co. *                            650
   34,900    Citrix Systems, Inc. *                                   430
  124,800    Clear Channel Communications, Inc. *                   4,654
   48,500    Clorox Co.                                             2,001
   31,700    CMS Energy Corp.                                         299
  504,700    Coca-Cola Co.                                         22,116
   91,900    Coca-Cola Enterprises, Inc.                            1,996
  111,400    Colgate-Palmolive Co.                                  5,841
  461,694    Comcast Corp. "A" *                                   10,882
   35,800    Comerica, Inc.                                         1,548

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
  114,300    Computer Associates International, Inc.          $     1,543
   33,400    Computer Sciences Corp. *                              1,151
   69,300    Compuware Corp. *                                        333
   37,000    Comverse Technology, Inc. *                              371
  111,700    ConAgra Foods, Inc.                                    2,794
  107,200    Concord EFS, Inc. *                                    1,687
  139,155    ConocoPhillips                                         6,734
   44,800    Consolidated Edison, Inc.                              1,918
   33,300    Constellation Energy Group, Inc.                         926
   34,300    Convergys Corp. *                                        520
   19,100    Cooper Industries, Inc.                                  696
   13,100    Cooper Tire & Rubber Co.                                 201
  224,100    Corning, Inc. *                                          742
   93,300    Costco Wholesale Corp. *                               2,618
   26,200    Countrywide Financial Corp.                            1,353
   10,900    Crane Co.                                                217
   42,100    CSX Corp.                                              1,192
    9,200    Cummins, Inc.                                            259
   79,400    CVS Corp.                                              1,983
   27,500    Dana Corp.                                               323
   31,500    Danaher Corp.                                          2,070
   33,250    Darden Restaurants, Inc.                                 680
   48,000    Deere & Co.                                            2,201
      230    Del Monte Foods Co. *                                      2
  528,700    Dell Computer Corp. *                                 14,137
  119,500    Delphi Corp.                                             962
   24,000    Delta Air Lines, Inc.                                    290
   13,300    Deluxe Corp.                                             560
   30,700    Devon Energy Corp.                                     1,409
   16,800    Dillard's, Inc. "A"                                      266
   68,800    Dollar General Corp.                                     822
   59,600    Dominion Resources, Inc.  "A"                          3,272
   41,900    Dover Corp.                                            1,222
  186,800    Dow Chemical Co.                                       5,548
   19,000    Dow Jones & Co., Inc.                                    821
   30,700    DTE Energy Co.                                         1,424
  175,700    Duke Energy Corp.                                      3,433
   56,821    Dynegy, Inc. "A"                                          67
  201,700    E.I. du Pont de Nemours & Co.                          8,552
   14,900    Eastman Chemical Co.                                     548
   60,900    Eastman Kodak Co.                                      2,134

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   14,800    Eaton Corp.                                      $     1,156
   60,900    eBay, Inc. *                                           4,130
   24,100    Ecolab, Inc.                                           1,193
   68,000    Edison International *                                   806
  116,400    El Paso Corp.                                            810
   27,500    Electronic Arts, Inc. *                                1,369
   94,800    Electronic Data Systems Corp.                          1,747
  229,300    Eli Lilly & Co.                                       14,561
  442,700    EMC Corp. *                                            2,718
   84,600    Emerson Electric Co.                                   4,302
   24,600    Engelhard Corp.                                          550
   44,300    Entergy Corp.                                          2,020
   22,500    EOG Resources, Inc.                                      898
   27,000    Equifax, Inc.                                            625
   88,000    Equity Office Properties Trust                         2,198
   52,600    Equity Residential Properties Trust                    1,293
   64,700    Exelon Corp.                                           3,414
1,362,700    Exxon Mobil Corp.                                     47,613
   35,100    Family Dollar Stores, Inc.                             1,095
  200,600    Fannie Mae                                            12,905
   37,500    Federated Dept. Stores, Inc. *                         1,079
   61,500    FedEx Corp.                                            3,335
  119,900    Fifth Third Bancorp                                    7,020
  150,800    First Data Corp.                                       5,340
   25,300    First Tennessee National Corp.                           909
   63,950    FirstEnergy Corp.                                      2,108
   40,400    Fiserv, Inc. *                                         1,372
  216,500    FleetBoston Financial Corp.                            5,261
   17,300    Fluor Corp.                                              484
  376,900    Ford Motor Co.                                         3,505
   35,600    Forest Laboratories, Inc. *                            3,497
   28,900    Fortune Brands, Inc.                                   1,344
   35,900    FPL Group, Inc.                                        2,159
   51,900    Franklin Resources, Inc.                               1,769
  139,300    Freddie Mac                                            8,226
   26,900    Freeport-McMoRan Copper & Gold, Inc. "B" *               451
   55,000    Gannett Co., Inc.                                      3,949
  175,300    Gap, Inc.                                              2,721
   62,000    Gateway, Inc. *                                          195
   40,200    General Dynamics Corp.                                 3,191
2,014,600    General Electric Co.                                  49,056

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   76,300    General Mills, Inc.                              $     3,582
  113,200    General Motors Corp.                                   4,173
   31,800    Genuine Parts Co.                                        979
   44,800    Genzyme Corp. *                                        1,325
   48,100    Georgia-Pacific Corp.                                    777
  218,200    Gillette Co.                                           6,625
   32,200    Golden West Financial Corp.                            2,312
   96,000    Goldman Sachs Group, Inc.                              6,538
   23,200    Goodrich Corp.                                           425
   31,700    Goodyear Tire & Rubber Co.                               216
    9,200    Great Lakes Chemical Corp.                               220
   59,000    Guidant Corp. *                                        1,820
   36,400    H&R Block, Inc.                                        1,463
   68,900    H.J. Heinz Co.                                         2,265
   83,400    Halliburton Co.                                        1,560
   62,300    Harley-Davidson, Inc.                                  2,878
   24,800    Harrah's Entertainment, Inc. *                           982
   51,400    Hartford Financial Services Group, Inc.                2,335
   31,200    Hasbro, Inc.                                             360
  107,200    HCA, Inc.                                              4,449
   48,400    Health Management Associates, Inc.  "A"                  866
   77,500    HEALTHSOUTH Corp. *                                      326
   19,700    Hercules, Inc. *                                         173
   28,700    Hershey Foods Corp.                                    1,936
  618,811    Hewlett-Packard Co.                                   10,743
   71,800    Hilton Hotels Corp.                                      913
  476,400    Home Depot, Inc.                                      11,415
  161,600    Honeywell International, Inc.                          3,878
   95,900    Household International, Inc.                          2,667
   36,400    Humana, Inc. *                                           364
   52,700    Huntington Bancshares, Inc.                              986
   63,000    Illinois Tool Works, Inc.                              4,086
   57,200    IMS Health, Inc.                                         915
   35,400    Ingersoll-Rand Co., Ltd.                               1,524
1,355,600    Intel Corp.                                           21,107
  343,900    International Business Machines Corp.                 26,652
   17,700    International Flavors & Fragrances, Inc.                 621
   17,899    International Game Technology, Inc. *                  1,359
   98,700    International Paper Co.                                3,452
   75,700    Interpublic Group of Companies, Inc.                   1,066
   41,700    Intuit, Inc. *                                         1,957

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   16,100    ITT Industries, Inc.                             $       977
   54,400    J.C. Penney Co., Inc.                                  1,252
  408,400    J.P. Morgan Chase & Co.                                9,802
   41,600    Jabil Circuit, Inc. *                                    745
  265,700    JDS Uniphase Corp. *                                     656
   29,700    Jefferson-Pilot Corp.                                  1,132
   58,400    John Hancock Financial Services, Inc.                  1,629
  601,500    Johnson & Johnson, Inc.                               32,307
   17,000    Johnson Controls, Inc.                                 1,363
   26,939    Jones Apparel Group, Inc. *                              955
   11,000    KB HOME                                                  471
   84,700    Kellogg Co.                                            2,903
   22,300    Kerr-McGee Corp.                                         988
   78,900    KeyCorp                                                1,984
   31,100    Keyspan Corp.                                          1,096
  102,500    Kimberly-Clark Corp.                                   4,866
   25,900    Kinder Morgan, Inc.                                    1,095
   51,900    King Pharmaceuticals, Inc. *                             892
   38,300    KLA-Tencor Corp. *                                     1,355
   15,400    Knight-Ridder, Inc.                                      974
   67,000    Kohl's Corp. *                                         3,749
  160,700    Kroger Co. *                                           2,483
   35,800    Leggett & Platt, Inc.                                    803
   46,900    Lehman Brothers Holdings, Inc.                         2,499
   24,600    Lexmark International, Inc. *                          1,488
  105,200    Limited Brands, Inc.                                   1,465
   36,800    Lincoln National Corp.                                 1,162
   64,000    Linear Technology Corp.                                1,646
   19,900    Liz Claiborne, Inc.                                      590
   92,800    Lockheed Martin Corp.                                  5,359
   38,100    Loews Corp.                                            1,694
   19,700    Louisiana-Pacific Corp. *                                159
  155,100    Lowe's Companies, Inc.                                 5,816
   71,600    LSI Logic Corp. *                                        413
  692,700    Lucent Technologies, Inc. *                              873
   21,800    Manor Care, Inc. *                                       406
   67,900    Marathon Oil Corp.                                     1,446
   49,900    Marriott International, Inc. "A"                       1,640
  110,700    Marsh & McLennan Companies, Inc.                       5,115
   41,100    Marshall & Ilsley Corp.                                1,125
   93,200    Masco Corp.                                            1,962

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   88,700    Mattel, Inc.                                     $     1,699
   65,600    Maxim Integrated Products, Inc.                        2,167
   62,100    May Department Stores Co.                              1,427
   14,000    Maytag Corp.                                             399
   29,900    MBIA, Inc.                                             1,311
  259,500    MBNA Corp.                                             4,936
   11,000    McDermott International, Inc. *                           48
  259,400    McDonald's Corp.                                       4,171
   41,100    McGraw-Hill, Inc.                                      2,484
   59,200    McKesson Corp.                                         1,600
   40,790    MeadWestvaco Corp.                                     1,008
   51,200    MedImmune, Inc. *                                      1,391
  245,500    Medtronic, Inc.                                       11,195
   89,900    Mellon Financial Corp.                                 2,347
  454,600    Merck & Co., Inc.                                     25,735
   18,200    Mercury Interactive Corp. *                              540
    9,100    Meredith Corp.                                           374
  173,900    Merrill Lynch & Co., Inc.                              6,600
  139,700    MetLife, Inc.                                          3,777
   21,600    MGIC Investment Corp.                                    892
  121,700    Micron Technology, Inc. *                              1,185
1,082,700    Microsoft Corp. *                                     55,976
   10,100    Millipore Corp.                                          343
   77,864    Mirant Corp. *                                           147
   39,300    Molex, Inc.                                              905
   56,662    Monsanto Co.                                           1,091
   33,200    Moody's Corp.                                          1,371
  222,600    Morgan Stanley                                         8,886
  468,700    Motorola, Inc.                                         4,054
   30,100    Nabors Industries Ltd. *                               1,062
  116,700    National City Corp.                                    3,188
   36,900    National Semiconductor Corp. *                           554
   14,800    Navistar International Corp. *                           360
   20,300    NCR Corp. *                                              482
   67,900    Network Appliance, Inc. *                                679
   30,100    New York Times Co. "A"                                 1,376
   54,500    Newell Rubbermaid, Inc.                                1,653
   76,200    Newmont Mining Corp.                                   2,212
  195,000    Nextel Communications, Inc. "A" *                      2,252
    8,400    NICOR, Inc.                                              286
   54,000    NIKE, Inc. "B"                                         2,401

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   54,300    NiSource, Inc.                                   $     1,086
   25,700    Noble Corp. *                                            903
   29,100    Nordstrom, Inc.                                          552
   80,500    Norfolk Southern Corp.                                 1,609
   32,700    North Fork Bancorp., Inc.                              1,103
   45,600    Northern Trust Corp.                                   1,598
   37,203    Northrop Grumman Corp.                                 3,609
   84,500    Novell, Inc. *                                           282
   29,300    Novellus Systems, Inc. *                                 823
   15,000    Nucor Corp.                                              620
   33,400    NVIDIA Corp. *                                           384
   79,500    Occidental Petroleum Corp.                             2,262
   56,600    Office Depot, Inc. *                                     835
   37,000    Omnicom Group, Inc.                                    2,390
1,103,600    Oracle Corp. *                                        11,919
   24,600    PACCAR, Inc.                                           1,135
   30,100    Pactiv Corp. *                                           658
   22,800    Pall Corp.                                               380
   49,600    Parametric Technology Corp. *                            125
   25,000    Parker-Hannifin Corp.                                  1,153
   78,200    Paychex, Inc.                                          2,182
    6,500    Peoples Energy Corp.                                     251
   64,700    PeopleSoft, Inc. *                                     1,184
   55,200    Pepsi Bottling Group, Inc.                             1,419
  349,800    PepsiCo, Inc.                                         14,769
   22,200    PerkinElmer, Inc.                                        183
1,235,300    Pfizer, Inc.                                          37,763
   75,200    PG&E Corp. *                                           1,045
  278,500    Pharmacia Corp.                                       11,641
   18,400    Phelps Dodge Corp. *                                     582
  418,900    Philip Morris Companies, Inc.                         16,978
   15,500    Pinnacle West Capital Corp.                              528
   48,200    Pitney Bowes, Inc.                                     1,574
   35,500    Plum Creek Timber Co., Inc.                              838
   32,200    PMC-Sierra, Inc. *                                       179
   57,700    PNC Financial Services Group                           2,418
   14,100    Power-One, Inc. *                                         80
   35,500    PPG Industries, Inc.                                   1,780
   29,900    PPL Corp.                                              1,037
   32,700    Praxair, Inc.                                          1,889
   71,600    Principal Financial Group, Inc.                        2,157

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
  262,100    Procter & Gamble Co.                             $    22,525
   44,700    Progress Energy, Inc.                                  1,938
   42,700    Progressive Corp.                                      2,119
   53,600    Providian Financial Corp. *                              348
  120,900    Prudential Financial, Inc.                             3,837
   43,500    Public Service Enterprise Group, Inc.                  1,396
   11,800    Pulte Homes, Inc.                                        565
   19,600    QLogic Corp. *                                           676
  156,300    QUALCOMM, Inc. *                                       5,688
   18,840    Quest Diagnostics, Inc. *                              1,072
   21,800    Quintiles Transnational Corp. *                          264
  345,300    Qwest Communications International, Inc. *             1,727
   18,400    R.J. Reynolds Tobacco Holdings, Inc.                     775
   22,300    R.R. Donnelley & Sons Co.                                485
   35,300    RadioShack Corp.                                         662
   37,800    Rational Software Corp. *                                393
   84,000    Raytheon Co.                                           2,583
   11,000    Reebok International Ltd. *                              323
   41,500    Regions Financial Corp.                                1,384
   35,100    Robert Half International, Inc. *                        565
   38,300    Rockwell Automation, Inc.                                793
   33,200    Rockwell Collins                                         772
   46,400    Rohm & Haas Co.                                        1,507
   20,000    Rowan Companies, Inc.                                    454
   13,300    Ryder System, Inc.                                       298
   29,600    Sabre Holdings Corp. *                                   536
   26,400    SAFECO Corp.                                             915
   99,700    Safeway, Inc. *                                        2,329
  106,100    Sanmina-SCI Corp. *                                      476
  164,000    Sara Lee Corp.                                         3,692
  668,800    SBC Communications, Inc.                              18,131
  301,000    Schering-Plough Corp.                                  6,682
  118,800    Schlumberger Ltd.                                      5,000
   30,700    Scientific-Atlanta, Inc.                                 364
   15,800    Sealed Air Corp. *                                       589
   62,700    Sears, Roebuck & Co.                                   1,502
   38,900    Sempra Energy                                            920
   29,600    Sherwin-Williams Co.                                     836
   91,600    Siebel Systems, Inc. *                                   678
   16,600    Sigma-Aldrich Corp.                                      808
   38,500    Simon Property Group, Inc.                             1,312

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DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   32,100    SLM Corp.                                        $     3,334
   10,800    Snap-On, Inc.                                            304
  170,100    Solectron Corp. *                                        604
  145,900    Southern Co.                                           4,142
   74,500    SouthTrust Corp.                                       1,851
  158,300    Southwest Airlines, Inc.                               2,200
  183,600    Sprint Corp.                                           2,659
  194,700    Sprint Corp. (PCS Group) *                               853
   34,300    St. Jude Medical, Inc. *                               1,362
   47,000    St. Paul Companies, Inc.                               1,600
   15,900    Stanley Works                                            550
   94,700    Staples, Inc. *                                        1,733
   80,600    Starbucks Corp. *                                      1,643
   38,000    Starwood Hotels & Resorts Worldwide, Inc.                902
   63,800    State Street Corp.                                     2,488
   43,600    Stilwell Financial, Inc.                                 570
   41,200    Stryker Corp.                                          2,765
  667,700    Sun Microsystems, Inc. *                               2,077
   56,300    SunGard Data Systems, Inc. *                           1,326
   15,000    Sunoco, Inc.                                             498
   59,400    SunTrust Banks, Inc.                                   3,381
   26,300    SUPERVALU, Inc.                                          434
   43,400    Symbol Technologies, Inc.                                357
   59,400    Synovus Financial Corp.                                1,152
  136,400    Sysco Corp.                                            4,063
   28,000    T. Rowe Price Group, Inc.                                764
  183,300    Target Corp.                                           5,499
   34,300    TECO Energy, Inc.                                        531
   17,500    Tektronix, Inc. *                                        318
   88,000    Tellabs, Inc. *                                          640
   12,500    Temple-Inland, Inc.                                      560
   97,700    Tenet Healthcare Corp. *                               1,602
   37,500    Teradyne, Inc. *                                         488
  352,600    Texas Instruments, Inc.                                5,293
   29,800    Textron, Inc.                                          1,281
   36,400    Thermo Electron Corp. *                                  732
   13,400    Thomas & Betts Corp. *                                   226
   30,700    Tiffany & Co.                                            734
  106,000    TJX Companies, Inc.                                    2,069
   21,000    TMP Worldwide, Inc. *                                    238
   23,800    Torchmark Corp.                                          869

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   47,200    Toys "R" Us, Inc. *                              $       472
   68,000    Transocean, Inc.                                       1,578
  201,791    Travelers Property Casualty Corp. *                    2,956
   63,200    Tribune Co.                                            2,873
   10,400    Tupperware Corp.                                         157
   59,800    TXU Corp.                                              1,117
  401,700    Tyco International Ltd.                                6,861
   51,000    Union Pacific Corp.                                    3,053
   42,400    Union Planters Corp.                                   1,193
   68,800    Unisys Corp. *                                           681
   61,400    UnitedHealth Group, Inc.                               5,127
  225,900    United Parcel Service, Inc. "B"                       14,250
   23,300    United States Steel Corp.                                306
   96,400    United Technologies Corp.                              5,971
   48,900    Univision Communications, Inc. *                       1,198
   55,800    Unocal Corp.                                           1,706
   45,800    UnumProvident Corp.                                      803
  392,700    U.S. Bancorp                                           8,333
   36,600    UST, Inc.                                              1,224
   21,300    V.F. Corp.                                               768
   81,500    VERITAS Software Corp. *                               1,273
  551,900    Verizon Communications, Inc.                          21,386
  359,500    Viacom, Inc. "B" *                                    14,653
   24,100    Visteon Corp.                                            168
   18,800    Vulcan Materials Co.                                     705
   20,600    W.W. Grainger, Inc.                                    1,062
  282,000    Wachovia Corp.                                        10,276
  209,400    Walgreen Co.                                           6,112
  893,900    Wal-Mart Stores, Inc.                                 45,151
  414,900    Walt Disney Co.                                        6,767
  194,500    Washington Mutual, Inc.                                6,716
  127,800    Waste Management, Inc.                                 2,929
   25,900    Waters Corp. *                                           564
   21,200    Watson Pharmaceuticals, Inc. *                           599
   27,800    Wellpoint Health Networks, Inc. *                      1,978
  339,900    Wells Fargo & Co.                                     15,931
   26,500    Wendy's International, Inc.                              717
   45,700    Weyerhaeuser Co.                                       2,249
   14,200    Whirlpool Corp.                                          742
   82,044    Williams Companies, Inc.                                 222
   25,400    Winn-Dixie Stores, Inc.                                  388

24

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                                                                   MARKET
   NUMBER                                                           VALUE
OF SHARES    SECURITY                                               (000)
-------------------------------------------------------------------------
   42,400    Wm. Wrigley Jr. Co.                              $     2,327
   16,500    Worthington Industries, Inc.                             251
  270,100    Wyeth                                                 10,102
   77,900    Xcel Energy, Inc.                                        857
  145,800    Xerox Corp. *                                          1,174
   69,900    Xilinx, Inc. *                                         1,440
   25,900    XL Capital Ltd. "A"                                    2,001
  115,600    Yahoo!, Inc. *                                         1,890
   55,700    YUM! Brands, Inc. *                                    1,349
   39,400    Zimmer Holdings, Inc. *                                1,636
   19,200    Zions Bancorp                                            756
                                                              -----------
             Total common stocks (cost $2,044,198)              1,644,478
                                                              -----------

  PRINCIPAL
     AMOUNT                                                              MARKET
     (000)/                                                               VALUE
     SHARES    SECURITY                                                   (000)
-------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (1.1%)

$     2,200    US Treasury Bill, 1.63%, 1/16/2003(a)                      2,199
 15,540,700    BT Institutional Cash Management Fund, 1.27%(b)           15,541
                                                                  -------------
               Total money market instruments (cost $17,739)             17,740
                                                                  -------------

               TOTAL INVESTMENTS (COST $2,061,937)                $   1,662,218
                                                                  =============

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

                                        % OF NET ASSETS
                                        ---------------
Pharmaceuticals                              10.0%
Banks                                         7.3
Diversified Financial Services                7.1
Integrated Oil & Gas                          4.4
Systems Software                              4.4
Industrial Conglomerates                      4.0
Integrated Telecommunication Services         3.8
Computer Hardware                             3.3
General Merchandise Stores                    3.3
Semiconductors                                2.4
Soft Drinks                                   2.4
Electric Utilities                            2.2
Household Products                            2.1
Multi-line Insurance                          2.1
Movies & Entertainment                        2.0
Aerospace & Defense                           1.9
Health Care Equipment                         1.8
Property & Casualty Insurance                 1.4
Packaged Foods & Meats                        1.3
Networking Equipment                          1.2
Air Freight & Logistics                       1.1
Biotechnology                                 1.1
Home Improvement Retail                       1.1
Tobacco                                       1.1
Other                                        27.0
                                             ----
Total                                        99.8%
                                             ====

26

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

GENERAL NOTES
--------------------------------------------------------------------------------

                 Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

                 The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

SPECIFIC NOTES
--------------------------------------------------------------------------------

                 (a) Portion of security is segregated as collateral for
                     futures contracts. Rate represents an annualized yield at time of purchase, not a coupon rate.

                 (b) Rate represents the money market fund annualized
                     seven-day yield at December 31, 2002.

                   * Non-income-producing security for the year ended December
                     31, 2002.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

ASSETS

  Investment in securities, at market value (identified cost of $2,061,937)    $ 1,662,218
  Cash                                                                                  78
  Receivables:
     Capital shares sold                                                             2,034
     Dividends and interest                                                          2,635
     Securities sold                                                                   743
     USAA Investment Management Company                                                585
     Variation margin                                                                   30
  Prepaid expense                                                                       82
                                                                               -----------
          Total assets                                                           1,668,405
                                                                               -----------
LIABILITIES

  Securities purchased                                                                 560
  Payable for capital shares redeemed                                                2,158
  USAA Investment Management Company                                                   232
  USAA Transfer Agent Company                                                          203
  Accounts payable and accrued expenses                                                 40
                                                                               -----------
          Total liabilities                                                          3,193
                                                                               -----------
               Net assets applicable to capital shares outstanding             $ 1,665,212
                                                                               ===========
NET ASSETS CONSIST OF:

  Paid-in capital                                                              $ 2,299,904
  Accumulated undistributed net investment income                                      416
  Accumulated net realized loss on investments and
     futures contracts                                                            (235,121)
  Net unrealized depreciation on investments and futures contracts                (399,987)
                                                                               -----------
               Net assets applicable to capital shares outstanding             $ 1,665,212
                                                                               ===========
  Net asset value, redemption price, and offering price per share:
     Member Shares (net assets of $1,419,537/107,363 shares outstanding)       $     13.22
                                                                               ===========
     Reward Shares (net assets of $245,675/18,581 shares outstanding)          $     13.22
                                                                               ===========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA S&P 500 INDEX FUND

YEAR ENDED DECEMBER 31, 2002

NET INVESTMENT INCOME

   Income:
      Dividends (net of foreign taxes withheld of $103)                           $  35,171
      Interest                                                                          799
                                                                                  ---------
             Total income                                                            35,970
                                                                                  ---------
   Expenses
      Management fees                                                                 2,278
      Administration fees                                                               792
      Transfer agent fees
         Member Shares                                                                2,661
         Reward Shares *                                                                 11
      Postage
         Member Shares                                                                  355
         Reward Shares *                                                                  1
      Shareholder reporting fees
         Member Shares                                                                  434
         Reward Shares *                                                                  1
      Registration fees
         Member Shares                                                                   62
         Reward Shares *                                                                158
      Custodian's fees                                                                    9
         Member Shares                                                                   52
         Reward Shares *                                                                  1
      Professional fees                                                                 112
      Directors' fees                                                                     7
      Other                                                                             119
                                                                                  ---------
             Total expenses                                                           7,053
      Expenses reimbursed
         Member Shares                                                               (1,899)
         Reward Shares *                                                               (177)
                                                                                  ---------
             Net expenses                                                             4,977
                                                                                  ---------
                Net investment income                                                30,993
                                                                                  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS

   Net realized loss from investment transactions                                  (202,125)
   Net realized gain on in-kind redemptions                                          10,560
   Net realized loss from futures transactions                                      (12,593)
   Change in net unrealized appreciation/depreciation of investments and
      futures contracts                                                            (467,065)
                                                                                  ---------
                Net realized and unrealized loss on investments and
                   futures contracts                                               (671,223)
                                                                                  ---------
Decrease in net assets from operations                                            $(640,230)
                                                                                  =========

 * REWARD SHARES WERE INITIATED ON MAY 1, 2002.

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA S&P 500 INDEX FUND

YEARS ENDED DECEMBER 31,

                                                                   2002               2001
                                                          --------------------------------
FROM OPERATIONS

   Net investment income                                  $      30,993       $     34,059
   Net realized gain (loss) from investment
      and futures transactions                                 (204,158)            75,132
   Change in net unrealized appreciation/depreciation
      of investments and futures contracts                     (467,065)          (437,226)
                                                          --------------------------------
          Decrease in net assets from operations               (640,230)          (328,035)
                                                          --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS

   Net investment income
      Member Shares                                             (26,028)           (33,156)
      Reward Shares*                                             (5,274)                 -
                                                          --------------------------------
          Total distributions of net investment income          (31,302)           (33,156)
                                                          --------------------------------
   Net realized gains
      Member Shares                                                   -             (5,189)
                                                          --------------------------------
          Total distributions of net realized gains                   -             (5,189)
                                                          --------------------------------
             Total distributions                                (31,302)           (38,345)
                                                          --------------------------------
Net increase (decrease) in net assets
   from capital share transactions                             (565,407)           283,026
                                                          --------------------------------
Net decrease in net assets                                   (1,236,939)           (83,354)
NET ASSETS

   Beginning of period                                        2,902,151          2,985,505
                                                          --------------------------------
   End of period                                          $   1,665,212       $  2,902,151
                                                          ================================
Accumulated undistributed net investment income
   End of period                                          $         416       $        725
                                                          ================================

 * REWARD SHARES WERE INITIATED ON MAY 1, 2002.

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

                 USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940 (the Act), as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA S&P 500 Index Fund (the
                 Fund). The Fund's investment objective is to match, before fees and expenses, the performance of the S&P 500 Index. USAA Investment Management Company (the Manager), an affiliate of the Fund, has retained Deutsche Asset Management, Inc. (Deutsche) to serve as subadviser for the Fund. Deutsche is responsible for investing the Fund's assets. Under normal market conditions, Deutsche attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies composing the S&P 500 Index.

                 Effective May 1, 2002, the Fund was divided into two classes of shares, Member Shares and Reward Shares. All previously issued shares of the Fund were designated as Member Shares as of May 1, 2002. Reward Shares were not available prior to that date. Reward Shares are offered to shareholders who meet certain criteria related to account size, number of years invested in the Fund, and other USAA relationships.

                 Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include transfer agency fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                 A. SECURITY VALUATION - The value of each security is
                    determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                    1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange, are valued at the last sales price on that exchange.

                    2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

                    3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                    4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager, in consultation with the investment subadviser for the Fund, under valuation procedures approved by the Company's Board of Directors.

                 B. FUTURES CONTRACTS - The Fund may enter into financial
                    futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Upon entering into a contract, the Fund is required to make an initial margin deposit of either cash or securities in an amount equal to a certain percentage of the contract. Subsequently, payments known as variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation between movements in the price of futures contracts and the underlying hedged securities.

32

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                 C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

                 D. INVESTMENTS IN SECURITIES - Security transactions are
                    accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

                 E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

                 The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

                 Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                 assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

                 The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the year ended December 31, 2002.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

                 The character of distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                 During the current fiscal year, permanent differences between book and tax basis accounting resulted in reclassifications made to the statement of assets and liabilities to increase paid-in capital and increase accumulated net realized loss on investments and futures transactions by $9,417,000. This reclassification has no effect on net assets.

34

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                 Total distributions and the character of such distributions may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains and losses as ordinary income for tax purposes and the tax deferral of losses on "wash sale" transactions.

                 The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                           2002             2001
                                                    ----------------------------
                 Ordinary income                    $31,302,000      $33,160,000
                 Long-term capital gains                      -        5,185,000


                 As of December 31, 2002, the components of net assets representing distributable earnings on a tax basis were as follows:


                 Undistributed ordinary income                   $      334,000
                 Accumulated net realized loss on investments      (224,539,000)
                 Unrealized depreciation                           (410,569,000)


                 Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At December 31, 2002, the Fund had capital loss carryovers of $224,539,000, for federal income tax purposes, which if not offset by subsequent capital gains, will expire between 2009 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

                 Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2002, were $194,596,000 and $774,312,000, respectively.
                 Proceeds from sales exclude $393,121,000 of in-kind redemptions.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                 The cost of securities at December 31, 2002, for federal income tax purposes, was $2,072,787,000.

                 Gross unrealized appreciation and depreciation of investments as of December 31, 2002, for federal income tax purposes, were $85,345,000 and $495,914,000, respectively, resulting in net unrealized depreciation of $410,569,000.

(5) CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                 At December 31, 2002, there were 725,000,000 shares of $0.01 par value capital stock authorized for the Fund, designated as Member Shares and Reward Shares. Authorized shares for the Member Shares and Reward Shares were 375,000,000 and 350,000,000, respectively.

                 Capital share transactions were as follows, in thousands:

                                                              YEAR ENDED                   YEAR ENDED
                                                              12/31/2002                   12/31/2001
                                                      ------------------------------------------------------
                                                         SHARES           AMOUNT       SHARES         AMOUNT
                                                      ------------------------------------------------------
MEMBER SHARES:
      Shares sold                                        24,562      $   377,075       53,256      $ 925,061
      Shares issued from reinvested dividends             1,540           21,884        1,459         24,672
      Conversion to Reward Shares                       (56,963)        (927,967)           -              -
      Shares redeemed                                   (29,876)*       (467,100)*    (36,599)      (666,707)
                                                      ------------------------------------------------------
      Net increase (decrease) from capital
          share transactions                            (60,737)     $  (996,108)      18,116      $ 283,026
                                                      ======================================================
REWARD SHARES (COMMENCED ON MAY 1, 2002):
      Shares sold                                        59,439      $   963,734          n/a            n/a
      Conversion from Member Shares                      56,963          927,967          n/a            n/a
      Shares issued from reinvested dividends               162            2,172          n/a            n/a
      Shares redeemed                                   (97,983)*     (1,463,172)*        n/a            n/a
                                                      ------------------------------------------------------
      Net increase (decrease) from capital
          share transactions                             18,581      $   430,701          n/a            n/a
                                                      ======================================================

    * Includes in-kind redemptions made by an affiliate of the Manager, in the amounts of $200,000,000 (11,820,000 shares) for the Member Shares and $200,000,000 (15,361,000 shares) for the Reward Shares.

36

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

                 A. MANAGEMENT FEES - The Manager carries out the Fund's
                    investment policies and provides oversight of the management of the Fund's assets managed by a subadviser. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended December 31, 2002, the Fund incurred management fee expense of $2,278,000, of which $145,000 was payable to the Manager as of December 31, 2002.

                 B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with Deutsche, under which Deutsche directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Deutsche a subadvisory fee.

                 C. ADMINISTRATIVE FEES - The Fund has entered into an
                    Administration Agreement with the Manager under which the Manager provides administrative services to the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.06% of the Fund's monthly average net assets. Prior to May 1, 2002, the Fund paid the Manager a monthly administrative fee, which on an annual basis was equal to the lesser of 0.06% of the average daily net assets of the Fund or the amount that brought the total Fund annual operating expenses up to 0.18% of the Fund's average net assets. During the year ended December 31, 2002, the Fund incurred administrative fee expense of $792,000, of which $87,000 was payable to the Manager as of December 31, 2002.

                 D. EXPENSE LIMITATION - The Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.18% of the Fund's annual average net assets through April 30, 2002. Effective May 1, 2002, through April 30, 2003, the Manager has voluntarily agreed to

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           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                    limit the annual expenses of the Member Shares and the Reward Shares to 0.27% and 0.17%, respectively, of their annual average net assets, and will reimburse the Fund for all expenses in excess of those amounts. During the year ended December 31, 2002, the Fund incurred reimbursable expenses for the Member Shares and the Reward Shares of $1,899,000 and $177,000, respectively.

                 E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                    USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $20 per shareholder account, plus out-of-pocket expenses. During the year ended December 31, 2002, the Fund incurred transfer agent's fee expense for the Member Shares and the Reward Shares of $2,661,000 and $11,000, respectively, of which $228,000 was payable to SAS in total as of December 31, 2002.

                 F. UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

                 G. ACCOUNT MAINTENANCE FEE - SAS assesses a $10 annual account maintenance fee to allocate part of the fixed cost of maintaining shareholder accounts. This fee is waived on accounts with balances of $10,000 or more.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

                 USAA Investment Management Company is an indirectly wholly owned subsidiary of United Services Automobile Association (the Association), a large, diversified financial services institution. At December 31, 2002, the Association and its affiliates owned 5,131,000 Reward Shares (4.1%) of the Fund.

                 Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or

38

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           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

                 Fund officers received any compensation from the Fund.

(8) FUTURES CONTRACTS
--------------------------------------------------------------------------------

                 A summary of obligations under these financial instruments at December 31, 2002, is as follows:

                                                                                     MARKET         UNREALIZED
                 TYPE OF FUTURE             EXPIRATION     CONTRACTS    POSITION      VALUE        DEPRECIATION
                 -----------------------------------------------------------------------------------------------
                 S&P 500 Index Futures     March 3, 2003      80          Long     $17,578,000      $(268,000)

                 At December 31, 2002, the Fund segregated securities with a value of $2,199,000 to cover margin requirements on open futures contracts.

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           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

(9) FINANCIAL HIGHLIGHTS - MEMBER SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                        YEARS ENDED DECEMBER 31,
                                   ----------------------------------------------------------------------------------
                                       2002            2001             2000               1999              1998
                                   ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value at
      beginning of period          $     17.26     $     19.91       $     22.92       $     19.27        $     15.16
                                   ----------------------------------------------------------------------------------
Income (loss) from investment
          operations:
      Net investment income                .21             .21               .23               .25                .21
      Net realized and unrealized
          gain (loss) on
          investments and futures
          transactions                   (4.04)          (2.62)            (2.33)             3.71               4.11
                                   ----------------------------------------------------------------------------------
Total from investment operations         (3.83)          (2.41)            (2.10)             3.96               4.32
                                   ----------------------------------------------------------------------------------
Less distributions from:
      Net investment income               (.21)           (.21)             (.24)             (.26)              (.21)
      Realized capital gains                 -            (.03)             (.67)             (.05)                 -
                                   ----------------------------------------------------------------------------------
Total distributions                       (.21)           (.24)             (.91)             (.31)              (.21)
                                   ----------------------------------------------------------------------------------
Net asset value at end of period   $     13.22     $     17.26       $     19.91       $     22.92        $     19.27
                                   ==================================================================================
Total return (%)*                       (22.25)         (12.09)            (9.27)            20.67              28.62
SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)  $ 1,419,537     $ 2,902,151       $ 2,985,505       $ 3,196,483        $ 1,855,855
Ratios to average net assets:**
      Expenses (%)                         .23(a)          .18(b),(e)        .18(b),(e)        .18(b),(e)         .18(b),(e)
      Expenses excluding
          reimbursements (%)               .32             .19(e)            .18(e)            .18(e)             .20(e)
      Net investment income (%)           1.33            1.19              1.06              1.25               1.40
Portfolio turnover (%)                       9(d)           14(c)             28(c)             13(c)               4(c)

    * Assumes reinvestment of all dividend income and realized capital gain distributions during the period; does not reflect $10 annual account maintenance fee. Calculated using net assets adjusted for last day trades and adjustments and could differ from the Lipper reported return.
   ** For the year ended December 31, 2002, average net assets were
      $1,955,010,000.
  (a) The Manager had voluntarily agreed to reimburse the Fund for expenses in excess of 0.18% of the Fund's annual average net assets through April
      30, 2002. Effective May 1, 2002, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.27% of their annual average net assets through April 30, 2003.
  (b) Effective May 6, 1998, through August 12, 2001, the Manager was contractually entitled to receive fees from the Fund only to the extent that the aggregate annual operating expenses of the Fund and the Equity 500 Index Portfolio (the Portfolio) did not exceed 0.18% of the Fund's annual average net assets. Effective August 13, 2001, the Manager voluntarily agreed to reimburse the Fund for expenses in excess of 0.18% of its annual average net assets through April 30, 2002.
  (c) Represents the portfolio turnover rate of the Portfolio for years prior to 2001. For 2001, the turnover rate is based on the Fund's proportionate share of the Portfolio's purchases and sales of long-term investments through the date that the Fund operated in a master-feeder structure.
  (d) Excludes in-kind redemptions.
  (e) Includes expenses of the Portfolio through August 12, 2001, the date on which the Fund ceased to operate in a master-feeder structure and separated from the Portfolio.

      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

40

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           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - REWARD SHARES
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                        PERIOD ENDED
                                                                                      DECEMBER 31, 2002*
                                                                                      ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period                                                    $  16.35
                                                                                          --------
Income (loss) from investment operations:
          Net investment income                                                                .21(a)
          Net realized and unrealized loss on investments and futures transactions           (3.16)(a)
                                                                                          --------
Total from investment operations                                                             (2.95)(a)
                                                                                          --------
Less distributions from:
          Net investment income                                                               (.18)
                                                                                          --------
Net asset value at end of period                                                          $  13.22
                                                                                          ========
Total return (%)**                                                                          (18.06)

SUPPLEMENTAL DATA AND RATIOS
Net assets at end of period (000)                                                         $245,675
Ratios to average net assets:***
          Expenses (%)                                                                         .17(b),(c)
          Expenses excluding reimbursements (%)                                                .23(b)
          Net investment income (%)                                                           1.54(b)
Portfolio turnover (%)                                                                           9(d)

  * Reward Shares were initiated on May 1, 2002.
 ** Assumes reinvestment of all dividend income distributions during the period. Calculated using net assets adjusted for last day trades and adjustments and could differ from the Lipper reported return.
*** For the period ended December 31, 2002, average net assets were
    $482,441,000.
(a) Calculated using average shares. For the period ended December
    31, 2002, average shares were 35,088,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Effective May 1, 2002, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.17% of their average annual net assets through April 30, 2003.
(d) Excludes in-kind redemptions.

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA S&P 500 INDEX FUND

DECEMBER 31, 2002

(10) CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)
--------------------------------------------------------------------------------

                 On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended December 31, 2002. KPMG served as the Fund's independent auditors for the fiscal years ended December 31, 2000, and December 31, 2001. For these periods, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

42

D I R E C T O R S '
===================-------------------------------------------------------------
                    INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

                 The Company has five Officers and a Board of Directors. These Officers and Directors supervise the business and affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be fifteen (15) years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Set forth below are the Directors and Officers of the USAA family of funds, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual Funds as of December 31, 2002. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

                 If you would like more information about the Funds' Directors, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI).

               * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF
                 DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT CONSTITUTE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTORS(1)
--------------------------------------------------------------------------------

                 ROBERT G. DAVIS (2)
                 Director and Chairman of the Board of Directors
                 Date of Birth: November 1946

                 Chairman, Chief Executive Officer, and President of United Services Automobile Association (USAA) (10/02-present); President and Chief Executive Officer of USAA (4/00-10/02); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation (CAPCO) and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Services (1/97-present). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds. Mr. Davis has served in his capacity as Director since December 1996. He also serves as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Life Insurance Company, USAA Federal Savings Bank, and USAA Real Estate Company (RealCo).

                 CHRISTOPHER W. CLAUS (2)
                 Director, President, and Vice Chairman of the Board of
                 Directors
                 Date of Birth: December 1960

                 President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of the USAA family of funds. Mr. Claus has served in his capacity as Director since February 2001. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of the USAA Life Investment Trust, a registered investment company offering five individual funds.

44

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

                 BARBARA B. DREEBEN (3), (4), (5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: June 1945

                 President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben serves as Director/Trustee of the USAA family of funds. Ms. Dreeben has served in her capacity as Director since January 1994.
                 Ms. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 ROBERT L. MASON, PH.D. (3), (4), (5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: July 1946

                 Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98), which focuses in the fields of technological research and development. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason has served in his capacity as Director since January 1997. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 MICHAEL F. REIMHERR (3), (4), (5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: August 1945

                 President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

                 reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr has served in his capacity as Director since January 2000. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 LAURA T. STARKS, PH.D. (3), (4), (5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: February 1950

                 Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents Professor of Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks has served in her capacity as Director since May 2000. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 RICHARD A. ZUCKER (2), (3), (4), (5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: July 1943

                 Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker has served in his capacity as Director since January 1992. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 (1) INDICATES THOSE DIRECTORS AND OFFICERS WHO ARE EMPLOYEES OF
                     THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                 (2) MEMBER OF EXECUTIVE COMMITTEE

                 (3) MEMBER OF AUDIT COMMITTEE

                 (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

                 (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

46

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

                 CLIFFORD A. GLADSON
                 Vice President
                 Date of Birth: November 1950

                 Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of the USAA family of funds, and for USAA Life Investment Trust, a registered investment company offering five individual funds.

                 STUART WESTER
                 Vice President
                 Date of Birth: June 1947

                 Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of the USAA family of funds, and for USAA Life Investment Trust, a registered investment company offering five individual funds.

                 MARK S. HOWARD
                 Secretary
                 Date of Birth: October 1963

                 Senior Vice President, Securities Counsel, USAA (12/02-present); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); and Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard also holds the Officer positions of Secretary for the USAA family of funds and IMCO; Senior Vice President, Secretary, and Counsel of IMCO and USAA Shareholder Account Services; and Assistant Secretary of USAA Financial Planning Services and USAA Life Investment Trust, a registered investment company offering five individual funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

                 DAVID M. HOLMES
                 Treasurer
                 Date of Birth: June 1960

                 Senior Vice President, Life/IMCO/FPS Senior Financial Officer, USAA (12/02-present); Senior Vice President, Senior Financial Officer, IMCO (6/01-12/02); Vice President, Senior Financial Officer, USAA RealCo (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes also holds the Officer positions of Treasurer of the USAA family of funds, IMCO, and USAA Life Investment Trust, a registered investment company offering five individual Funds; and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

                 ROBERTO GALINDO, JR.
                 Assistant Treasurer
                 Date of Birth: November 1960

                 Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo holds the Officer position of Assistant Treasurer for the USAA family of funds, and USAA Life Investment Trust, a registered investment company offering five individual funds.

                 (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA
                     INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

48

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

           DIRECTORS      Robert G. Davis, CHAIRMAN OF THE BOARD
                          Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                          Barbara B. Dreeben
                          Robert L. Mason, Ph.D.
                          Michael F. Reimherr
                          Laura T. Starks, Ph.D.
                          Richard A. Zucker

 INVESTMENT ADVISER,      USAA Investment Management Company
        UNDERWRITER,      9800 Fredericksburg Road
     AND DISTRIBUTOR      San Antonio, Texas 78288

      TRANSFER AGENT      USAA Shareholder Account Services
                          9800 Fredericksburg Road
                          San Antonio, Texas 78288

           CUSTODIAN      Bankers Trust Company
                          130 Liberty Street
                          New York, New York 10006

INDEPENDENT AUDITORS      Ernst & Young LLP
                          100 West Houston St., Suite 1900
                          San Antonio, TX 78205

           TELEPHONE      Call toll free - Central time
    ASSISTANCE HOURS      Monday - Friday, 7 a.m. to 10 p.m.
                          Saturday, 8:30 a.m. to 5 p.m.
                          Sunday, 10:30 a.m. to 7 p.m.

      FOR ADDITIONAL      1-800-531-8181, in San Antonio 456-7200
   INFORMATION ABOUT      For account servicing, exchanges,
        MUTUAL FUNDS      or redemptions
                          1-800-531-8448, in San Antonio 456-7202

     RECORDED MUTUAL      24-hour service (from any phone)
   FUND PRICE QUOTES      1-800-531-8066, in San Antonio 498-8066

         MUTUAL FUND      (from touch-tone phones only)
   USAA TOUCHLINE(R)      For account balance, last transaction, fund
                          prices, or to exchange or redeem fund shares
                          1-800-531-8777, in San Antonio 498-8777

     INTERNET ACCESS      USAA.COM

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